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                                           Exhibit 99.5

                        AMENDMENT NO. 1
                               TO
                        RIGHTS AGREEMENT


      AMENDMENT NO. 1 dated as of July __, 1995, to the Rights Agreement (the "Rights Agreement") dated as of October 14, 1993, between Forest Oil Corporation, a New York corporation (the
"Company") and Mellon Securities Trust Company, a New York corporation, as rights agent (the "Rights Agent").

      WHEREAS, the Board of Directors of the Company (the "Board"), in approving that certain Purchase Agreement (the "Purchase Agreement"), dated as of May 17, 1995, between the Company and The Anschutz Corporation (the "Purchaser"), also approved certain amendments to the Rights Agreement; and

      NOW, THEREFORE, the parties hereto, intending to be legally bound,  agree  as  follows (Terms used but not otherwise  defined
herein   shall  have  the  same  meanings  as  in  the   Purchase
Agreement):

      1. Notwithstanding any other provision of the Rights Agreement, (A) the execution or the delivery of one or more of the Transaction Documents or the conclusion of one or more of the Transactions (including, without limitation (i) the acquisition by the Purchaser or any of its Affiliates of the Purchaser Note, the Purchaser Note Conversion Shares, the Purchaser Additional Shares, the Purchaser Preferred Shares, the Purchaser Preferred Conversion Shares, the Tranche A Warrants, the Tranche A Warrant Shares, the JEDI/Purchaser Option, the Tranche B Warrants, the Tranche B Warrant Shares and such other shares and securities as may be acquired by the Purchaser or any of its Affiliates pursuant to the terms of the Purchaser Note, the Purchaser Preferred Shares (or the Certificate), the Tranche A Warrants, the JEDI/Anschutz Option or other Tranche B Warrants, and (ii) the "beneficial ownership" (as defined in the Rights Agreement) by any of the Purchaser and its Affiliates of any of the foregoing) will not cause or permit the Rights to become exercisable, the Rights to be separated from the stock certificates to which they are attached or any provision of the Rights Agreement to apply to the Purchaser or any other person by reason of or in connection with the Transaction Documents or the Transactions, including, without limitation, the designation of


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the  Purchaser  or  any other person as an Acquiring  Person  (as defined in the Rights Agreement) the occurrence of a Distribution Date (as defined in the Rights Agreement) and the occurrence of a Shares Acquisition Date (as defined in the Rights Agreement), and
(B) for purposes of this Rights Agreement, none of the Purchaser and its Affiliates shall at any time be deemed to be the
Beneficial  Owner  (as defined in the Rights  Agreement)  of  the shares of Common Stock and other securities referred to in the preceding clause (A), provided, however, that this amendment shall not effect any amendment of this Rights Agreement with respect to the acquisition or beneficial ownership of Voting Securities (as defined in the Rights Agreement) that are not referred to in the preceding clause (A) that may be acquired or owned beneficially by any of the Purchaser and its Affiliates from time to time (other than Voting Securities acquired pursuant to or in connection with, or beneficially owned as a result of,
the   payment   of   a   dividend   on   or   split-up,   merger,
reclassification, recapitalization, reorganization, combination, subdivision, conversion, exchange of shares or the like with respect to such Voting Securities).

      2. Except as otherwise amended herein, all provisions of the Rights Agreement shall remain in full force and effect and shall be binding upon the parties hereto.

      3. This Amendment may be executed in any number of counterparts, each of such shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers, each of whom is duly authorized, as of this ___ day of July, 1995.

                              FOREST OIL CORPORATION


                              By:
                                  -----------------------------
                                   Kenton M. Scroggs
                                   Vice President/Treasurer


                              MELLON SECURITIES TRUST COMPANY


                              By:
                                  -----------------------------